UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 17, 2012

PILGRIM'S PRIDE CORPORATION
(Exact Name of registrant as specified in its charter)

Delaware	1-9273	75-1285071
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1770 Promontory Circle
Greeley, CO	80634-9038
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (970) 506-8000

Not Applicable
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule; Transfer of Listing

On December 17, 2012, Pilgrim’s Pride Corporation (“PPC”) provided written notice to the New York Stock Exchange (“NYSE”) that PPC expects to voluntarily delist from the NYSE at the close of trading on December 27, 2012, and intends to transfer its listing to the NASDAQ Global Select Market (“NASDAQ”) to commence trading on the next business day, December 28, 2012. PPC’s common stock has been approved for listing on NASDAQ, and will continue to trade under the stock symbol “PPC”.

A copy of the press release issued by PPC in connection with its move from the NYSE to NASDAQ is attached here to as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1	Press release dated December 17, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PILGRIM'S PRIDE CORPORATION

Date:	December 17, 2012	By:	/s/ Fabio Sandri
Fabio Sandri
Chief Financial Officer

Exhibit Index

Exhibit 99.1	Press release dated December 17, 2012